UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

WESTMOUNTAIN GOLD, INC.
_______________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E. Lake St., Ste. 401 Sandpoint, ID 83864
(Address of Principal Executive Offices)

(208)265-1717

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes to Registrant’s Certifying Public Accountant

Previous Independent Registered Public Accounting Firm

At a meeting held on August 10, 2015, the Board of Directors of the Company approved the dismissal of PMB Helin Donovan as the independent registered public accounting firm of the Company.

The reports of PMB Helin Donovan on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two fiscal years ended October 31, 2014 and 2013, and through August 10, 2015, (i) there were no disagreements with PMB Helin Donovan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PMB Helin Donovan or would have caused PMB Helin Donovan to make reference to the matter in its report and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested PMB Helin Donovan to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated August 13, 2015 is filed as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm

On August 10, 2015, the Board of Directors approved the engagement of EKS&H LLLP (“EKS&H”), as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 31, 2015.

During the years ended October 31, 2014 and 2013 and through August 10, 2015, neither the Company nor anyone on its behalf has consulted with EKS&H regarding (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by EKS&H that EKS&H concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, (iv) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (v) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.

Description of Exhibit

16.1

Letter from PMB Helin Donovan, LLP dated August 13, 2015.  Filed herewith.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC. By: /s/ James W. Creamer III James W. Creamer III Chief Financial Officer

Dated: August 14, 2015